SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  May 10, 2002




                             NACCO Industries, Inc.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                                    1-9172                    34-1505819
--------                                    ------                    ----------

(State or other jurisdiction of         (Commission File        (I.R.S. Employer
 incorporation or organization               Number)         Identification No.)



5875 LANDERBROOK DRIVE, MAYFIELD HEIGHTS, OHIO                        44124-4017
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(Address of principal executive offices)                              (Zip code)



                                 (440) 449-9600
              ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                      N/A
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.

     Effective May 8, 2002, the Board of Directors of NACCO Industries, Inc. ("NACCO"), based on the recommendation of its Audit Review Committee, dismissed its independent auditors, Arthur Andersen LLP, and engaged the services of Ernst & Young LLP as its new independent auditors for the fiscal year ending December 31, 2002. This determination followed the decision by NACCO's Board of Directors to seek proposals from independent public accounting firms to audit the consolidated financial statements of NACCO and its subsidiaries.

     The audit reports of Arthur Andersen LLP on the consolidated financial statements of NACCO and its subsidiaries for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through May 8, 2002, there were no disagreements between NACCO and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

     None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within NACCO's fiscal years ended December 31, 2001 and 2000 or the subsequent interim period through May 8, 2002.

     During the fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through May 8, 2002, neither NACCO or anyone on their behalf consulted with Ernst & Young LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

     A letter from Arthur Andersen LLP is attached hereto as Exhibit 16.1.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

        Exhibit 16.1 Letter of Arthur Andersen LLP to the Securities and Exchange Commission dated May 10, 2002.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                             NACCO Industries, Inc.
                                       -------------------------------
                                                (Registrant)



Date           May 10, 2002                /s/ Kenneth C. Schilling
       ------------------------      -------------------------------------------
                                            Kenneth C. Schilling
                                         Vice President and Controller
                                       (Authorized Officer and Principal
                                       Financial and Accounting Officer)